Exhibit 99.(h).12

AMENDMENT TO THE

AMENDED AND RESTATED TRANSFER AGENCY AND SERVICE AGREEMENT

AMENDMENT made as of the 16th day of April, 2019 is made to the Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013, as amended (the “Agreement”), by and between each investment company identified on Exhibit A of the Agreement (individually the “Fund” and collectively the “Funds”) and John Hancock Signature Services, Inc. (“JHSS”).

WHEREAS, the parties to the Agreement desire to amend Exhibit A contained in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the parties agree the Agreement shall be amended as follows:

1.          CHANGE IN Exhibit A:

Exhibit A of the Agreement is hereby amended and restated to add John Hancock International Dynamic Growth Fund and John Hancock Diversified Macro Fund, each a series of John Hancock Investment Trust.

2.          EFFECTIVE DATE

This Amendment shall become effective as of date first mentioned above.

3.          DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.          OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf under their seals by and through their duly authorized officers, as of the day and year first above written.

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On Behalf of each Fund and Portfolio Listed on Exhibit A of the Agreement		John Hancock Signature Services, Inc.
By:	/s/ Andrew G. Arnott	By:	/s/ Jeffrey H. Long
	Andrew G. Arnott		Jeffrey H. Long
	President		Vice President and Chief Financial Officer

Exhibit A

List of Funds and Portfolios

John Hancock Bond Trust

John Hancock ESG Core Bond Fund

John Hancock Global Conservative Absolute Return Fund

John Hancock Global Short Duration Credit Fund

John Hancock Government Income Fund

John Hancock High Yield Fund

John Hancock Investment Grade Bond Fund

John Hancock California Tax-Free Income Fund

John Hancock California Tax-Free Income Fund

John Hancock Capital Series

John Hancock Classic Value Fund

John Hancock U.S. Global Leaders Growth Fund

John Hancock Current Interest

John Hancock Money Market Fund

John Hancock Investment Trust

John Hancock Balanced Fund

John Hancock Diversified Macro Fund

John Hancock Disciplined Value International Fund

John Hancock Emerging Markets Equity Fund

John Hancock Enduring Assets Fund

John Hancock ESG All Cap Core Fund

John Hancock ESG International Equity Fund

John Hancock ESG Large Cap Core Fund

John Hancock Fundamental Large Cap Core Fund

John Hancock Global Focused Strategies Fund

John Hancock Global Thematic Opportunities Fund

John Hancock International Dynamic Growth Fund

John Hancock Seaport Long/Short Fund

John Hancock Small Cap Core Fund

John Hancock Value Equity Fund

John Hancock Investment Trust II

John Hancock Financial Industries Fund

John Hancock Regional Bank Fund

John Hancock Investment Trust III

John Hancock Greater China Opportunities Fund

John Hancock Municipal Securities Trust

John Hancock High Yield Municipal Bond Fund

John Hancock Tax-Free Bond Fund

John Hancock Sovereign Bond

John Hancock Bond Fund

John Hancock Strategic Series

John Hancock Income Fund

John Hancock Funds II

Absolute Return Currency Fund

Alternative Asset Allocation Fund

Asia Pacific Total Return Bond Fund

Blue Chip Growth Fund

Diversified Strategies Fund

Emerging Markets Fund

Emerging Markets Debt Fund

Equity Income Fund

Floating Rate Income Fund

Fundamental Global Franchise Fund

Fundamental All Cap Core Fund

Fundamental Large Cap Value Fund

Global Absolute Return Strategies Fund

Global Equity Fund

Income Allocation Fund

International Small Company Fund

Multi-Index Lifestyle Aggressive Portfolio

Multi-Index Lifestyle Balanced Portfolio

Multi-Index Lifestyle Conservative Portfolio

Multi-Index Lifestyle Growth Portfolio

Multi-Index Lifestyle Moderate Portfolio

Multimanager Lifestyle Aggressive Portfolio

Multimanager Lifestyle Balanced Portfolio

Multimanager Lifestyle Conservative Portfolio

Multimanager Lifestyle Growth Portfolio

Multimanager Lifestyle Moderate Portfolio

Multi-Index 2060 Lifetime Portfolio

Multi-Index 2055 Lifetime Portfolio

Multi-Index 2050 Lifetime Portfolio

Multi-Index 2045 Lifetime Portfolio

Multi-Index 2040 Lifetime Portfolio

Multi-Index 2035 Lifetime Portfolio

Multi-Index 2030 Lifetime Portfolio

Multi-Index 2025 Lifetime Portfolio

Multi-Index 2020 Lifetime Portfolio

Multi-Index 2015 Lifetime Portfolio

Multi-Index 2010 Lifetime Portfolio

Multi-Index 2060 Preservation Portfolio

Multi-Index 2055 Preservation Portfolio

Multi-Index 2050 Preservation Portfolio

Multi-Index 2045 Preservation Portfolio

Multi-Index 2040 Preservation Portfolio

Multi-Index 2035 Preservation Portfolio

Multi-Index 2030 Preservation Portfolio

Multi-Index 2025 Preservation Portfolio

Multi-Index 2020 Preservation Portfolio

Multi-Index Income Preservation Portfolio

Multimanager 2060 Lifetime Portfolio

Multimanager 2055 Lifetime Portfolio

Multimanager 2050 Lifetime Portfolio

Multimanager 2045 Lifetime Portfolio

Multimanager 2040 Lifetime Portfolio

Multimanager 2035 Lifetime Portfolio

Multimanager 2030 Lifetime Portfolio

Multimanager 2025 Lifetime Portfolio

Multimanager 2020 Lifetime Portfolio

Multimanager 2015 Lifetime Portfolio

Multimanager 2010 Lifetime Portfolio

New Opportunities Fund

Redwood Fund

Retirement Income 2040 Fund

Short Duration Credit Opportunities Fund

Small Cap Growth Fund

Small Cap Value Fund

Spectrum Income Fund

Strategic Income Opportunities Fund

Technical Opportunities Fund

U.S. Growth Fund

John Hancock Funds III

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Growth Fund

John Hancock International Value Equity Fund

John Hancock Strategic Growth Fund